UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 1, 2007
                                                          ---------------

                               CYTOGEN CORPORATION
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      000-14879                  22-2322400
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)

650 College Road East, CN 5308, Suite 3100, Princeton, NJ           08540
---------------------------------------------------------    -------------------
        (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
                                                           --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers;  Election of Directors;
           Appointment  of Principal  Officers;   Compensatory  Arrangements  of
           Certain Officers.

     In connection with its annual performance review process, the Compensation Committee and the Board of Directors of Cytogen Corporation (the "Company") approved, as of January 1, 2007, the annual incentive (i.e. cash bonus) awards for the period January 1, 2006 to December 31, 2006 and the annual salaries for 2007 for executive officers of the Company.

     The annual incentive awards, as shown in the table below, were based on the Compensation Committee's assessment of the Company's and each executive's performance measured against previously set financial and strategic objectives.

     The following table sets forth the cash bonus amounts for 2006 performance and the annual base salaries for 2007 for the executive officers (Michael D. Becker, Kevin J. Bratton, William F. Goeckeler, and William J. Thomas) who will be included as the Named Executive Officers in the Company's 2007 proxy statement.


--------------------------------------------------------------------------------
NAME                   TITLE                        2006 BONUS      2007 SALARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Michael D. Becker      President and Chief          $160,808        $383,720
                        Executive Officer
--------------------------------------------------------------------------------
Kevin J. Bratton       Senior Vice President,       $ 20,000        $225,000
                        Finance, and Chief
                        Financial Officer
--------------------------------------------------------------------------------
William F. Goeckeler   Senior Vice President,       $ 91,664        $277,156
                        Operations
--------------------------------------------------------------------------------
William J. Thomas      Senior Vice President and    $ 66,338        $253,386
                        General Counsel
--------------------------------------------------------------------------------

     The  Named  Executive   Officers  do  not  currently  have  any  employment
agreements with the Company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CYTOGEN CORPORATION



                                                 By: /s/ William J. Thomas
                                                    ----------------------------
                                                    William J. Thomas
                                                    Senior Vice President and
                                                      General Counsel

Dated: January 4, 2007